Exhibit 99.2

Washington Federal, Inc.

Fact Sheet

June 30, 2008

($ in Thousands)

	12/07 QTR	3/08 QTR		6/08 QTR
Loan Loss Reserve-Total	$29,370	$47,005		$54,059
- General	28,472	44,038		46,711
- Specific	898	2,967		7,348
Net Charge-offs (Recoveries) for the Qtr	150	3,046		6,163
Nonperforming Assets - Total	39,741	68,479		85,107
- REO	2,932	12,010		20,877
- Nonaccrual	36,809	56,469		64,230
Troubled Debt Restructuring	573	571		2,663

	12/07 QTR	3/08 QTR	3/08 YTD	6/08 QTR	6/08 YTD
Loan Originations - Total	$405,809	$520,132	$925,941	$600,896	$1,526,837
Single-Family Residential	217,467	196,861	443,393	230,189	673,582
Construction - Speculative	62,430	84,736	147,166	40,411	187,577
Custom Construction	64,062	57,535	92,532	87,284	179,816
Land - Acquisition & Development	25,146	57,506	82,652	49,701	132,353
Consumer - Lot Loans	6,873	5,786	12,659	7,339	19,998
Multi-Family	19,160	19,495	38,655	43,959	82,614
Commercial Real Estate	2,812	16,403	19,215	8,355	27,570
Commercial & Industrial	2,100	43,227	45,327	71,189	116,516
HELOC	5,061	14,511	19,572	21,257	40,829
Consumer	698	24,072	24,770	41,212	65,982

	12/07 QTR	3/08 QTR	3/08 YTD	6/08 QTR	6/08 YTD
Loan Servicing Fee Income	$1,452	$1,930	$3,382	$2,452	$5,834
Other Fee Income	640	766	1,406	840	2,246

Total Fee Income	$2,091	$2,696	$4,788	$3,292	$8,080

	12/07 QTR	3/08 QTR	3/08 YTD	6/08 QTR	6/08 YTD
Average Loans	$8,259,272	$8,936,981	$8,596,275	$9,388,539	$8,859,399
Average Earning Assets	10,205,457	10,870,589	10,536,206	11,306,467	10,792,023
Average Assets	10,468,713	11,157,129	10,846,676	11,775,024	11,128,758
Average Paying Liabilities	9,018,629	9,779,373	9,396,922	10,234,804	9,675,197
Operating Expenses/Average Assets	0.66%	0.78%	0.72%	0.80%	0.75%
Efficiency Ratio	24.71	28.10	26.50	27.51	26.98
Amortization of Intangibles	$576	619	$1,195	$634	$1,829
Net Interest Margin	2.56%	2.71%	2.64%	2.85%	2.71%

Repayments	12/07 QTR	3/08 QTR	3/08 YTD	6/08 QTR	6/08 YTD
Loans	$331,716	$520,771	$852,487	$514,985	$1,367,472
MBS	37,146	56,164	93,310	58,443	151,753

EOP Numbers	12/07 QTR	3/08 QTR		6/08 QTR
Shares Issued and Outstanding	87,475,272	87,800,628		87,828,584

Share repurchase information	12/07 QTR	3/08 QTR	3/08 YTD	6/08 QTR	6/08 YTD
Remaining shares auth. for repurchase	2,888,314	2,888,314	2,888,314	2,888,314	2,888,314
Shares repurchased	—	—	—	—	—
Average share repurchase price	$—	$—	$—	$—	$—

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Washington Federal, Inc.

Fact Sheet

June 30, 2008

($ in Thousands)

Tangible Book Value	12/07 QTR			3/08 QTR			6/08 QTR
$ Amount	$1,235,362			$1,152,733			$1,146,146
Per Share	14.12			13.13			13.05
# of Employees	880			1,053			1,072
Tax Rate - Going Forward	35.85%			35.50%			35.50%

	AS OF 12/31/07			AS OF 3/31/08			AS OF 6/30/08
Loan Portfolio by Category	AMOUNT	%		AMOUNT	%		AMOUNT	%
Single-Family Residential	$6,208,448	70.5%		$6,578,993	67.3%		$6,709,942	68.1%
Construction - Speculative	668,292	7.6		630,531	6.4		548,376	5.6
Custom Construction	318,947	3.6		345,551	3.5		307,461	3.1
Land - Acquisition & Development	746,078	8.5		753,393	7.7		737,931	7.5
Consumer - Lot Loans	158,475	1.8		213,543	2.2		214,674	2.2
Multi-Family	564,195	6.4		696,301	7.1		692,963	7.0
Commercial Real Estate	103,018	1.2		278,018	2.8		264,599	2.7
Commercial & Industrial	20,385	0.2		121,300	1.2		160,422	1.6
HELOC	16,821	0.2		59,712	0.6		68,638	0.7
Consumer	7,137	0.1		118,107	1.2		142,786	1.4

	8,811,796	100%		9,795,449	100%		9,847,792	100%

Less:
ALL	29,370			47,005			54,059
Loans in Process	387,913			385,544			330,556
Deferred Net Origination Fees	38,699			38,183			37,303

	455,982			470,732			421,918

	$8,355,814			$9,324,717			$9,425,874

	AS OF 12/31/07			AS OF 3/31/08			AS OF 6/30/08
Deposits by State	AMOUNT	%	#	AMOUNT	%	#	AMOUNT	%	#
WA	$2,579,086	42.4%	42	$3,416,404	48.1%	53	$3,443,750	47.9%	53
ID	559,981	9.2	16	577,398	8.1	16	578,178	8.1	16
OR	1,156,459	19.1	27	1,200,243	16.9	27	1,222,487	17.0	27
UT	313,056	5.2	10	320,460	4.5	10	321,600	4.5	10
NV	121,898	2.0	3	128,450	1.8	3	131,760	1.8	3
TX	90,548	1.5	6	107,720	1.5	6	115,822	1.6	6
AZ	828,446	13.7	20	911,707	12.9	20	928,161	12.9	20
NM	416,457	6.9	11	424,412	6.0	11	432,244	6.0	11

Total	$6,065,931	100%	135	$7,086,794	100%	146	$7,174,002	100%	146

	12/07 QTR			3/08 QTR			6/08 QTR
Deposits by Type	AMOUNT	%		AMOUNT	%		AMOUNT	%
Checking (noninterest)	$73,535	1.2%		$139,820	2.0%		$131,502	1.8%
NOW (interest)	359,250	5.9		404,876	5.7		398,937	5.6
Savings (passbook/stmt)	198,486	3.3		199,053	2.8		191,361	2.7
Money Market	719,198	11.9		1,038,741	14.7		1,187,076	16.5
CD’s	4,715,462	77.7		5,304,304	74.8		5,265,126	73.4

Total	$6,065,931	100%		$7,086,794	100%		$7,174,002	100%

Deposits greater than $100,000 - EOP	$1,629,274			$2,342,866			$2,487,421

Brokered Deposits	$—			$—			$—

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Washington Federal, Inc.

Fact Sheet

June 30, 2008

($ in Thousands)

	12/07 QTR	3/08 QTR	6/08 QTR
Restructured loans	$573	$571	$2,663
Nonaccrual loans:
Single-family residential	12,954	14,608	21,783
Construction - speculative	18,006	25,248	28,668
Construction - custom	—	452	682
Land - acquisition & development	5,433	5,945	8,743
Land - consumer lot loans	—	172	—
Multi-family	148	208	—
Commercial real estate	244	6,868	1,862
Commercial & industrial	6	2,228	1,851
HELOC	18	—	—
Consumer	—	729	641

Total nonaccrual loans	36,809	56,458	64,230
Total REO	2,932	12,021	20,877

Total nonperforming assets	$39,741	$68,479	$85,107

Total nonperforming assets and restructured loans	$40,314	$69,050	$87,770

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